UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 1, 2017
EMCOR Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-8267	11-2125338
(Commission File Number)	(I.R.S. Employer Identification No.)

301 Merritt Seven, Norwalk, CT	06851-1092
(Address of Principal Executive Offices)	(Zip Code)

(203) 849-7800

(Registrant's Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 5.07.    Submission of Matters to a Vote of Security Holders.

On June 1, 2017 at the 2017 Annual Meeting of Stockholders of EMCOR Group, Inc. (the "Company"), the stockholders of the Company voted on the following four items:

1.	To elect eleven directors to serve until the Company's next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

2.	To consider a non-binding advisory resolution approving executive compensation.

3.	To consider a non-binding advisory resolution on the frequency of the non-binding advisory vote on executive compensation.

4.	To ratify the appointment of Ernst & Young LLP as the Company's independent auditors for 2017.

5.	To consider a shareholder proposal regarding action by written consent.

The results are as follows:

Proposal 1.    The nominees for director were elected based upon the following votes:

Nominee	Shares For	Shares Against	Abstentions	Broker Non-Votes
John W. Altmeyer	52,586,788	354,122	13,964	1,929,625
Stephen W. Bershad	52,441,444	499,248	14,182	1,929,625
David A.B. Brown	51,892,812	1,047,845	14,217	1,929,625
Anthony J. Guzzi	52,506,764	436,356	11,754	1,929,625
Richard F. Hamm, Jr.	51,934,516	1,007,162	13,196	1,929,625
David H. Laidley	52,586,428	354,626	13,820	1,929,625
Carol P. Lowe	52,813,282	129,080	12,512	1,929,625
M. Kevin McEvoy	52,567,002	375,071	12,801	1,929,625
Jerry E. Ryan	52,302,475	638,482	13,917	1,929,625
Steven B. Schwarzwaelder	52,568,369	373,462	13,043	1,929,625
Michael T. Yonker	52,137,826	803,952	13,096	1,929,625

A copy of the press release announcing the re-election of incumbent directors standing for election and the election of Ms. Carol P. Lowe to the Board of Directors of the Company is attached as Exhibit 99.1.

Proposal 2.    The proposal for stockholders to approve, on a non-binding advisory basis, the compensation of the Company's named executive officers was approved based                         upon the following votes:

                                                        Shares For                                        50,427,864
                                                        Shares Against                   2,468,383
                                                        Shares Abstaining             58,627
                                                        Broker Non-Votes              1,929,625

Proposal 3.    The stockholders voted, on a non-binding advisory basis, on whether the non-binding advisory vote on the compensation of the Company's named executive officers should occur every year, every two years or every three years. The results were as follows:

Shares for Every Year	Shares for Every 2 Years	Shares for Every 3 Years	Shares Abstaining	Broker Non-Votes
43,862,078	28,723	9,021,289	42,784	1,929,625

                        In light of these results, and consistent with its own recommendation, the Board of Directors of the Company has determined to provide the Company's                         stockholders with an annual advisory vote on the compensation of the Company's named executive officers until the next required vote on the frequency of such                         advisory votes. The Company is required to hold a vote on frequency every six years.

Proposal 4.    The proposal for stockholders to ratify the appointment of Ernst & Young  LLP as the Company's independent auditors for 2017 was approved based  upon the                         following votes:

                                                        Shares For                           54,128,846
                                                        Shares Against                   745,281
                                                        Shares Abstaining             10,372

                                                        There were no broker non-votes on this item.

Proposal 5.
The proposal for stockholders to consider a proposal requiring the Board of Directors of the Company to take steps to permit shareholder actions to be taken by written consent in lieu of a meeting of the shareholders was not approved, based on the following votes:

                                                        Shares For                                        23,264,743
                                                        Shares Against                           29,469,392
                                                        Shares Abstaining                   220,739
                                                        Broker Non-Votes                    1,929,625

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 99.1    Press Release dated June 1, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

EMCOR GROUP, INC.

Date: June 2, 2017	By:	/s/ Maxine L. Mauricio
Name: Maxine L. Mauricio Title: Senior Vice President, General Counsel and Secretary

Exhibit Index
Exhibit No.	Description
99.1	Press Release dated June 1, 2017